EXHIBIT 99.1

NEWS RELEASE

Entegris, Inc.

Corporate Headquarters

3500 Lyman Boulevard

Chaska Minnesota 55318 USA

Tel. 952-556-3131

Steve Cantor

VP of Corporate Relations

Tel. 978-436-6750

irelations@entegris.com

Entegris Reports Results for Fourth Quarter of Fiscal 2007

CHASKA (Minneapolis), Minn., February 12, 2008 – Entegris, Inc. (Nasdaq: ENTG) today reported its financial results for its fiscal fourth quarter ended December 31, 2007. Highlights for the quarter included:

•	Sales of $161.3 million, up 6% sequentially

•	EPS of $0.09

•	Non-GAAP EPS of $0.14

•	Inventories declined $8.0 million

•	Cash flow from operations in excess of $25 million

Fourth-quarter sales were $161.3 million, versus $167.3 million for the prior-year period and $151.8 million for the third quarter of fiscal 2007.

Fourth-quarter net income was $10.8 million, or $0.09 per diluted share. Fourth-quarter net income was favorably impacted by an $8.0 million tax benefit related to the previously announced intercompany dividend from the Company’s Japanese subsidiary. On a non-GAAP basis, fourth-quarter net income was $16.6 million, or $0.14 per diluted share. The non-GAAP result is adjusted to exclude the effect of merger-related and other restructuring charges. A reconciliation of GAAP to non-GAAP results is provided elsewhere in this release. The fourth-quarter results include total pretax stock-based compensation of $1.9 million, or $0.01 per diluted share.

Sales for the twelve months ended December 31, 2007, were $626.2 million. Net income was $44.4 million, or $0.36 per diluted share, which included a loss from discontinued operations of $2.0 million. On a non-GAAP basis, net income was $59.8 million, or $0.48 per diluted share.

Gideon Argov, president and chief executive officer, said: “Sales trends in the fourth quarter remained strong through the end of December, despite signs of slowing capital spending in the semiconductor industry. The growth in the quarter was reflected in both our unit-driven products and capital-driven products. Sales of consumable filtration products and gas microcontamination products reflected demands from our customers for yield and productivity enhancement through sophisticated contamination control.”

Argov added: “Ending inventory of $73 million was reduced by $8 million in the quarter and $20 million for the full year. The inventory reduction contributed to strong cash flow for the quarter, but negatively impacted our gross margin due to the lower production levels.”

For fiscal 2007, the Company generated over $125 million in cash from operations and ended the quarter with $161 million of cash and cash equivalents.

Outlook

“Looking forward to 2008, indications are that capital spending in the industry will be soft at least through the first half of the year. Accordingly, we expect sales for the first quarter ending March 29, 2008 to be approximately $142 million to $150 million. Given the anticipated revenue levels in the first quarter and the general uncertainty in the industry and the economy, we are taking steps to reduce our costs. Excluding any impact from these cost reduction measures, we expect GAAP net income per diluted share in the first quarter to range from $0.03 to $0.05” Argov said.

The Company indicated that beginning in the first quarter of fiscal 2008 it will no longer report its results on a non-GAAP basis.

Fourth-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the 2007 fourth quarter on Tuesday, February 12, 2008, at 10:00 a.m. Eastern Time. Participants should dial 1-888-220-8449 (domestic callers) or 1-913-981-5530 (callers outside the U.S.); all callers should use passcode 7897432. A replay of the call can be accessed at 1-719-457-0820 using the same passcode. The webcast of the call may be accessed from the investor relations portion of the Entegris website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of a wide range of products for purifying, protecting and transporting critical materials used in processing and manufacturing in semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

NON-GAAP INFORMATION

In addition to reporting results that are determined in accordance with generally accepted accounting principles in the U.S. (GAAP), the Company also reports non-GAAP results of operations that exclude certain expenses and charges. These non-GAAP results are provided as a complement to results provided in accordance with GAAP in order to provide investors with relevant and useful information about the Company’s ongoing operations. As such, non-GAAP information primarily excludes expenses and charges resulting from purchase accounting and integration activities associated with the Company’s August 2005 merger with Mykrolis Corporation and the August 2007 acquisition of the specialty coating business of Surmet Corporation. A reconciliation of GAAP to non-GAAP financial information discussed in this release is contained in the attached exhibits and on the Company’s website at www.entegris.com.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements which are modified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, future operating results of Entegris, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including the discussion described under the headings “Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Securities Markets and Ownership of Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2006, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three months ended		Twelve months ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2007	Dec. 31, 2006
Net sales	$161,348	$167,300	$626,238	$672,882
Cost of sales(a)	94,623	97,868	360,001	367,804

Gross profit	66,725	69,432	266,237	305,078
Selling, general and administrative expenses(b)	48,548	41,777	182,792	188,311
Engineering, research and development expenses	10,105	9,404	39,727	38,074

Operating income	8,072	18,251	43,718	78,693
Interest expense (income), net	271	(2,439)	(5,245)	(9,205)
Other (income) loss, net (c)	(1,659)	637	(7,656)	(1,658)

Income before income taxes	9,460	20,053	56,619	89,556
Income tax (benefit) expense	(1,614)	3,951	10,356	26,936
Equity in net (earnings) of affiliates	(85)	(243)	(93)	(531)

Income from continuing operations	11,159	16,345	46,356	63,151
(Loss) income from discontinued operations, net of taxes	(377)	(246)	(1,997)	315

Net income	$10,782	$16,099	$44,359	$63,466

Basic income (loss) per common share:
Continuing operations	$0.10	$0.13	$0.38	$0.47
Discontinued operations	$0.00	$0.00	($0.02)	$0.00
Net income	$0.09	$0.12	$0.36	$0.47
Diluted income (loss) per common share:
Continuing operations	$0.10	$0.12	$0.37	$0.46
Discontinued operations	$0.00	$0.00	$(0.02)	$0.00
Net income	$0.09	$0.12	$0.36	$0.46
Weighted average shares outstanding:
Basic	114,475	130,594	122,557	135,116
Diluted	115,819	134,024	124,940	138,492

a)	Cost of sales for the three months and twelve months ended December 31, 2007 include $2.6 million and $3.8 million, respectively, of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense. Cost of sales for the three months and twelve months ended December 31, 2006 include $0.3 million and $2.4 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.

b)	Selling, general and administrative expenses for the three months and twelve months ended December 31, 2007 include $4.7 million and $19.4 million, respectively, of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles. Selling, general and administrative expenses for the three months and twelve months ended December 31, 2006 include $5.3 million and $31.1 million, respectively, of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.
c)	Other income, net for the twelve months ended December 31, 2007 includes a $6.1 million gain from the sale of an equity investment.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Three Months Ended December 31, 2007

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$161,348	—	$161,348
Cost of sales(a)	94,623	2,629	91,994

Gross profit	66,725	(2,629)	69,354
Selling, general and administrative expenses(b)	48,548	4,710	43,838
Engineering, research and development expenses	10,105	—	10,105

Operating income	8,072	(7,339)	15,411
Interest expense, net	271	—	271
Other income, net	(1,659)	—	(1,659)

Income before income taxes	9,460	(7,339)	16,799
Income tax (benefit) expense	(1,614)	(1,563)	(51)
Equity in net income of affiliates	(85)	—	(85)

Income from continuing operations	11,159	(5,776)	16,935
Loss from discontinued operations, net of taxes	(377)	—	(377)

Net income	$10,782	$(5,776)	16,558

Basic income (loss) per common share:
Continuing operations	$0.10	$(0.05)	$0.15
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.09	$(0.05)	$0.14
Diluted income (loss) per common share:
Continuing operations	$0.10	$(0.05)	$0.15
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.09	$(0.05)	$0.14
Weighted average shares outstanding:
Basic	114,475	114,475	114,475
Diluted	115,819	115,819	115,819

a)	Cost of sales is adjusted for $2.6 million of merger-related and other restructuring charges and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses are adjusted for $0.2 million of integration expense and other restructuring, $0.3 million of integration-related stock-based compensation expense, and $4.2 million of merger-related amortization of intangibles.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Three Months Ended December 31, 2006

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$167,300	—	$167,300
Cost of sales(a)	97,868	341	97,527

Gross profit	69,432	(341)	69,773
Selling, general and administrative expenses(b)	41,777	5,297	36,480
Engineering, research and development expenses	9,404	—	9,404

Operating income	18,251	(5,638)	23,889
Interest income, net	(2,439)	—	(2,439)
Other expense, net	637	—	637

Income before income taxes	20,053	(5,638)	25,691
Income tax expense	3,951	(929)	4,880
Equity in net earnings of affiliates	(243)	—	(243)

Income from continuing operations	16,345	(4,709)	21,054
Loss from discontinued operations, net of taxes	(246)	—	(246)

Net income	$16,099	$(4,709)	$20,808

Basic income per common share:
Continuing operations	$0.13	$(0.04)	$0.16
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.12	$(0.04)	$0.16
Diluted income per common share:
Continuing operations	$0.12	$(0.04)	$0.16
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.12	$(0.04)	$0.16
Weighted average shares outstanding:
Basic	130,594	130,594	130,594
Diluted	134,024	134,024	134,024

a)	Cost of sales includes $0.3 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $5.3 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Twelve Months Ended December 31, 2007

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$626,238	—	$626,238
Cost of sales(a)	360,001	3,821	356,180

Gross profit	266,237	(3,821)	270,058
Selling, general and administrative expenses(b)	182,792	19,360	163,432
Engineering, research and development expenses	39,727	—	39,727

Operating income	43,718	(23,181)	66,899
Interest income, net	(5,245)	—	(5,245)
Other income, net (c)	(7,656)	(6,068)	(1,588)

Income before income taxes	56,619	(17,113)	73,732
Income tax expense	10,356	(1,686)	12,042
Equity in net earnings of affiliates	(93)	—	(93)

Income from continuing operations	46,356	(15,427)	61,783
Loss from discontinued operations, net of taxes	(1,997)	—	(1,997)

Net income	$44,359	$(15,427)	$59,786

Basic income (loss) per common share:
Continuing operations	$0.38	$(0.13)	$0.50
Discontinued operations	$(0.02)	—	$(0.02)
Net income	$0.36	$(0.13)	$0.49
Diluted income (loss) per common share:
Continuing operations	$0.37	$(0.12)	$0.49
Discontinued operations	$(0.02)	—	$(0.02)
Net income	$0.36	$(0.12)	$0.48
Weighted average shares outstanding:
Basic	122,557	122,557	122,557
Diluted	124,940	124,940	124,940

a)	Cost of sales includes $3.8 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $19.4 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.
c)	Other income, net includes a $6.1 million gain from the sale of a minority investment interest.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Twelve Months Ended December 31, 2006

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$672,882	—	$672,882
Cost of sales(a)	367,804	2,446	365,358

Gross profit	305,078	(2,446)	307,524
Selling, general and administrative expenses(b)	188,311	31,121	157,190
Engineering, research and development expenses	38,074	—	38,074

Operating income	78,693	(33,567)	112,260
Interest income, net	(9,205)	—	(9,205)
Other income, net	(1,658)	—	(1,658)

Income before income taxes	89,556	(33,567)	123,123
Income tax expense	26,936	(7,824)	34,760
Equity in net earnings of affiliates	(531)	—	(531)

Income from continuing operations	63,151	(25,743)	88,894
Income from discontinued operations, net of taxes	315	—	315

Net income	$63,466	$(25,743)	$89,209

Basic income per common share:
Continuing operations	$0.47	$(0.19)	$0.66
Discontinued operations	$0.00	—	$0.00
Net income	$0.47	$(0.19)	$0.66
Diluted income per common share:
Continuing operations	$0.46	$(0.19)	$0.64
Discontinued operations	$0.00	—	$0.00
Net income	$0.46	$(0.19)	$0.64
Weighted average shares outstanding:
Basic	135,116	135,116	135,116
Diluted	138,492	138,492	138,492

a)	Cost of sales includes $2.4 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $31.1 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.

Entegris, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	December 31, 2007	December 31, 2006
ASSETS
Cash, cash equivalents and short-term investments	$160,655	$274,974
Accounts receivable	112,053	127,396
Inventories	73,120	93,426
Deferred tax assets	21,376	45,149
Other current assets and assets held for sale	13,555	15,376

Total current assets	380,759	556,321
Property, plant and equipment, net	121,157	120,987
Intangible assets	478,513	463,408
Deferred tax asset – non-current	22,425	5,157
Other assets	27,897	11,745

Total assets	$1,030,751	$1,157,618

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current maturities of long-term debt and short-term borrowings	$27,112	$401
Accounts payable	24,260	24,952
Accrued liabilities	57,623	56,479
Income tax payable	6,895	10,025
Liabilities of discontinued operations	4,225	842

Total current liabilities	120,115	92,699
Long-term debt, less current maturities	20,373	2,995
Other liabilities	37,306	45,944
Shareholders’ equity	852,957	1,015,980

Total liabilities and shareholders’ equity	$1,030,751	$1,157,618

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